SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 1998

                             General Re Corporation
               (Exact Name of Registrant as Specified in Charter)

Delaware                            1-8026                          06-1026471
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
Incorporation)

695 East Main Street, Stamford, Connecticut                          06904-2351
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (203) 328-5000

                                 Not Applicable
Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

            Berkshire Hathaway Inc. (the "Berkshire") and General Re Corporation ("General Re") have entered into an Agreement and Plan of Mergers dated as of June 19, 1998 (the "Merger Agreement"). In connection with the Merger Agreement, General Re has entered into a Stock Option Agreement dated June 19, 1998 with Berkshire, and Warren E. Buffett and Charles T. Munger, Berkshire's Chair and Vice-Chairman, have entered into a Voting Agreement dated June 19, 1998 with General Re. Each of these agreements is filed herewith as an exhibit and is incorporated herein by reference.

            Berkshire and General Re have issued a joint press release announcing the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c) The following exhibits are filed with this report:

            Exhibit Number                         Description

                   2 Agreement and Plan of Mergers dated as of June 19, 1998 between Berkshire and General Re

                 99.1 Stock Option Agreement dated as of June 19, 1998 between Berkshire and General Re

                 99.2                   Voting Agreement between Warren E.
                                        Buffett and General Re

                 99.3                   Voting Agreement between Charles T.
                                        Munger and General Re

                 99.4 Press Release of Berkshire and General Re issued June 19, 1998


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENERAL RE CORPORATION

                                       By:  /s/ Charles F. Barr
                                            ---------------------
                                          Name: Charles F. Barr
                                          Title: Vice President, General
                                                  Counsel and Secretary

Dated:      June 26, 1998


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                                  EXHIBIT INDEX

            Exhibit Number                            Description

                   2 Agreement and Plan of Mergers dated as of June 19, 1998 between Berkshire and General Re

                 99.1 Stock Option Agreement dated as of June 19, 1998 between Berkshire and General Re

                 99.2                   Voting Agreement between Warren E.
                                        Buffett and General Re

                 99.3                   Voting Agreement between Charles T.
                                        Munger and General Re

                 99.4 Press Release of Berkshire and General Re issued June 19, 1998